EXHIBIT 10.6

DELCATH SYSTEMS, INC.

FIRST AMENDMENT TO

8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

Issuance Date: June 4, 2018

Date of Amendment: August __, 2018 (“Amendment Date”)

1. AMENDMENT OF NOTES. The 8% Senior Secured Convertible Promissory Notes Due December 4, 2018 and December 4, 2019 issued by Delcath Systems, Inc. on June 4, 2018 are hereby amended as follows:

(a) the Conversion Price is $1.75;

(b) Company will use 100% of the first $2,500,000 in net proceeds from the Rights Offering and any other equity or convertible financing for which proceeds are received after the Amendment Date (each, a “Subsequent Financing”), and 50% of all other net proceeds from any Subsequent Financings, to pay the Notes until satisfied in full; and

(c) all interest due under the Notes shall accrued and be payable on the Maturity Date.

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SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company has caused this First Amendment to 8% Senior Secured Convertible Promissory Notes to be duly executed as of the Amendment Date set out above.

DELCATH SYSTEMS, INC.

By:
Name:	Jennifer K. Simpson
Title:	President and Chief Executive Officer

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SIGNATURE PAGE FOR HOLDER FOLLOWS]

[HOLDER SIGNATURE PAGES TO DELCATH SYSTEMS, INC. FIRST AMENDMENT

TO 8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTES]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to 8% Senior Secured Convertible Promissory Notes to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

DELCATH SYSTEMS, INC.

FIRST AMENDMENT TO

8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

Issuance Date: July 20, 2018

Date of Amendment: August __, 2018 (“Amendment Date”)

1. AMENDMENT OF NOTES. The 8% Senior Secured Convertible Promissory Notes Due January 20, 2019 and January 20, 2020 issued by Delcath Systems, Inc. on July 20, 2018 are hereby amended as follows:

(a) the Conversion Price is $1.75;

(b) Company will use 100% of the first $2,500,000 in net proceeds from the Rights Offering and any other equity or convertible financing for which proceeds are received after the Amendment Date (each, a “Subsequent Financing”), and 50% of all other net proceeds from any Subsequent Financings, to pay the Notes until satisfied in full; and

(c) all interest due under the Notes shall accrued and be payable on the Maturity Date.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company has caused this First Amendment to 8% Senior Secured Convertible Promissory Notes to be duly executed as of the Amendment Date set out above.

DELCATH SYSTEMS, INC.

By:
Name:	Jennifer K. Simpson
Title:	President and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR HOLDER FOLLOWS]

[HOLDER SIGNATURE PAGES TO DELCATH SYSTEMS, INC. FIRST AMENDMENT

TO 8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTES]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to 8% Senior Secured Convertible Promissory Notes to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory: